UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   ☒                             Filed by a Party Other Than the Registrant  ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS® SERIES TRUST X

(Names of Registrants as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

☒		No fee required

☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total Fee Paid:

☐		Fee paid previously with preliminary materials.

☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

MFS® BLENDED RESEARCH® GROWTH EQUITY FUND

A series of MFS® Series Trust X

111 Huntington Avenue, Boston, Massachusetts 02199

January 10, 2022

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in MFS® Blended Research® Growth Equity Fund (the “Fund”). Votes will be cast at a shareholder meeting scheduled for March 7, 2022. Details about the meeting and ways that you can submit your vote are included in the enclosed Proxy Statement.

As a record owner of shares of the Fund, you will be asked to approve reclassifying the Fund from “diversified” to “non-diversified” as discussed in further detail in the enclosed Proxy Statement. If approved, the reclassification would provide the Fund’s investment adviser greater flexibility in pursuing the Fund’s investment objective by permitting the Fund to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund. Although the Fund would also be exposed to non-diversified risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment and poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund, MFS believes these additional risks are outweighed by the potential for improved performance.

After careful consideration, the Fund’s Board of Trustees has unanimously determined that the reclassification of the Fund as non-diversified would be in the best interest of the Fund and its shareholders. For this reason, the Board of Trustees recommends that you vote FOR the proposed reclassification by completing the enclosed Proxy Card. This reclassification is discussed in detail in the enclosed Proxy Statement. You should read it thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Proxy Card. For more information, please call Computershare at 1-866-456-7938. I thank you for your prompt attention to this matter.

Sincerely,

David L. DiLorenzo

President

MFS® Blended Research® Growth Equity Fund

MFS® BLENDED RESEARCH® GROWTH EQUITY FUND

A series of MFS® Series Trust X

111 Huntington Avenue, Boston, Massachusetts 02199

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 7, 2022

A Special Meeting of Shareholders of MFS® Blended Research® Growth Equity Fund (the “Fund”), a series of the MFS® Series Trust X (the “Trust”), a Massachusetts business trust, will be held on March 7, 2022, at 10:00 a.m. Eastern Time (the “Meeting”) for the following purposes:

ITEM 1.	To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940 from diversified to non-diversified.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

In light of public health concerns regarding COVID-19 the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote virtual communication at https://meetnow.global/MWFLDFZ. You will not be able to attend the Meeting in person. To attend the virtual Meeting, you will be required to enter the control number found on your proxy card, voting instruction form or notice you received. If you have lost or misplaced your control number, please email Computershare Fund Services (“Computershare”), the proxy tabulator for the Meeting, at shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. ET on March 4, 2022. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote on the internet, by telephone or by mail using the instructions listed on the enclosed proxy card. If voting by mail, please date and sign your proxy card, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to enter the control number found on your proxy card, voting instruction form or notice you received in order to enter the virtual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR ITEM 1.

Only the Fund’s shareholders of record as of December 27, 2021 (the “Record Date”) will be entitled to vote at its Meeting of Shareholders. Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps listed on the enclosed proxy card to vote.

By order of the Board of Trustees,

Christopher R. Bohane

Assistant Secretary and Assistant Clerk

January 10, 2022

PROXY STATEMENT

January 10, 2022

MFS® BLENDED RESEARCH® GROWTH EQUITY FUND

a series of MFS Series Trust X

111 Huntington Ave

Boston, Massachusetts 02199

This Proxy Statement relates to the proposal to reclassify the diversification status of MFS® Blended Research® Growth Equity Fund (the “Fund”) from “diversified” to “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Proposal”).

This Proxy Statement is being mailed to shareholders of the Fund on or about January 10, 2022.

All proxies solicited by the Board of Trustees of the Fund (the “Trustees”) that are properly executed and received by the Secretary of the Fund prior to the Special Meeting of Shareholders of the Fund to be held on March 7, 2022 (the “Meeting”), and not revoked, will be voted at the Meeting. For your vote to be counted, please promptly vote, sign, and return the enclosed proxy so that it is received by Computershare by 10:00 a.m. Eastern Time on March 7, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on March 7, 2022.

This Proxy Statement is available at www.proxy-direct.com/mfs-32474. In light of public health concerns regarding the coronavirus (“COVID-19”) pandemic, shareholders are invited to attend the Meeting by means of remote virtual communication at https://meetnow.global/MWFLDFZ. You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card, voting instruction form or notice you received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

This Proxy Statement provides information you should know before voting on the Fund’s proposed reclassification from diversified to non-diversified. Please read it carefully and keep it for future reference.

What are shareholders being asked to vote on?

The Trustees are recommending that shareholders of the Fund approve the reclassification of the Fund’s diversification status from “diversified” to “non-diversified.” As a diversified fund, the Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by shareholders, the Fund will not be subject to its current limitations and may therefore hold a greater percentage of its assets in the securities of any single issuer. The Fund’s reclassification would provide Massachusetts Financial Services Company (“MFS”), the Fund’s investment adviser, with more investment flexibility and the potential to improve performance. Although the Fund would also be exposed to non-diversified risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment and poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund, MFS believes these additional risks are outweighed by the potential for improved performance.

The Fund’s investment objective is to seek capital appreciation. MFS seeks to achieve the Fund’s objective by actively identifying potential investments based on fundamental and quantitative analysis and then constructing a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the Russell 1000® Growth Index (the “Index”), which represents the Fund’s investment universe. In managing the Fund, MFS’ goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Index. Tracking error generally measures how the differences between the Fund’s returns and the Index’s returns have varied over a period of time.

Recently certain stocks have experienced significant increases in market capitalization. Consequently, the Index has become much more concentrated at the individual stock level. Although increased levels of concentration have historically fluctuated in the Index, MFS believes that this market concentration is likely to continue.

In order to meet the requirements of the Fund’s current diversification classification, the Fund must underweight these holdings relative to their weights in the Index even if MFS finds them to be attractive investment opportunities. MFS believes that reclassifying the Fund as non-diversified is in the best interest of the Fund and its shareholders and will provide the investment team with increased investment flexibility and the potential for better investment performance by permitting the Fund to invest more of its assets in the securities of fewer issuers. If the Fund is reclassified as a non-diversified fund, the portfolio managers also will be able to better align the portfolio with the Index, including by being better able to achieve the Fund’s predicted tracking error of approximately 2% compared to the Index. If shareholders approve the reclassification of the Fund as a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified.

Who is eligible to vote?

Only shareholders of the Fund as of the close of business on December 27, 2021 (the “Record Date”), will be entitled to vote or give voting instructions at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on the Record Date (i.e., number of shares owned times net asset value per share), with fractional dollar amounts voting proportionally.

What’s the difference between a diversified fund and non-diversified fund?

Under Section 5(b) of the 1940 Act a fund must be classified as either diversified or non-diversified. The 1940 Act provides that a fund that is classified as diversified, with respect to 75% of its total assets, may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, a diversified fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. government securities, securities of other investment companies, or cash and cash items (including receivables). A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of a diversified fund’s total assets are not subject to these limitations.

A non-diversified fund is not subject to these limitations and may therefore hold a greater percentage of its assets in the securities of a single issuer. While a non-diversified fund is not subject to the diversification limitations under the 1940 Act, it is still subject to tax diversification requirements under the Internal Revenue Code of 1986 (the “Code”) (please see below for more detail).

Will the reclassification have tax consequences?

Approval of this Proposal will not affect the Fund’s ability to comply with the diversification and other requirements of the Code, which are applicable to the Fund so that the Fund will not be subject to U.S. federal income taxes on its net investment income. In this regard, the applicable diversification requirements imposed by the Code provide that the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or (y) in the securities of one or more publicly traded partnerships.

Will the reclassification increase the Fund’s risk profile?

Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of the Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers will also magnify any negative or under-performance by such issuers.

In general, because the Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, MFS believes these additional risks are outweighed by the potential for improved performance.

Who manages the Fund?

MFS is the investment adviser and administrator for the Fund. MFS, located at 111 Huntington Avenue, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. The Fund’s principal underwriter is MFS Fund Distributors, Inc. located at 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under the management of the MFS organization were approximately $684 billion as of October 31, 2021.

What if shareholders do not approve the reclassification?

If shareholders do not approve the Fund’s reclassification from a diversified to non-diversified fund, there will be no changes made to the Fund’s classification and the Fund will continue to operate as a diversified fund.

The Trustees, including the Trustees who are not interested persons of the Fund (as defined in the 1940 Act), unanimously recommend approval of the reclassification.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgement of the persons named in the enclosed form of proxy.

MORE INFORMATION ABOUT THE PROPOSAL

The reclassification will become effective only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting, or represented by proxy if the holders of more than 50% of the voting power of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities.

In cases where another MFS mutual fund owns shares of the Fund, MFS will mirror vote the Fund’s shares held by the investing fund in the same proportion as the votes cast by the other shareholders of the Fund. Because MFS mutual funds are a 66.55% majority shareholder of the Fund as of the Record Date, their presence at the Meeting virtually or by proxy will cause the quorum requirement for the Fund to be satisfied. Because MFS mutual funds will mirror vote in the same proportion as the other shareholders of the Fund, a small number of shareholders may determine the outcome of the vote.

Quorum, and Method of Tabulation. The holders of a majority of the voting power of the shares of the Fund as of the Record Date present via virtual teleconference at the Meeting or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares as of the Record Date (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or virtually at the Meeting will be counted by persons appointed by the Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

Shares Outstanding. The number of shares of the Fund outstanding as of December 27, 2021, were as follows:

Class of Shares	Number of Shares Outstanding (rounded to the nearest share)
Class A	857,011
Class B	31,765
Class C	59,610
Class I	3,380,187
Class R1	18,536
Class R2	11,471
Class R3	7,612
Class R4	7,239
Class R6	8,767,053

Share Ownership. As of December 27, 2021, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Fund. To the best of the knowledge of the Fund, as of December 27, 2021, the following shareholders owned of record or beneficially 5% or more of the following classes of the Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

Shareholder Name and Address	Class	Percentage Owned
EDWARD D JONES & CO 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class A	41.07%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class A	8.46%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.71%

CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	Class A	5.56%

MFS HERITAGE TRUST COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class A	22.80%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class B	18.32%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B	11.73%

Shareholder Name and Address	Class	Percentage Owned
LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Class B	9.33%

BRIAN M PETTINATO 4 BARDWOOD LN SPENCERPORT NY 14559-2250	Class B	7.29%

MARTIN A MANCZKA 4816 MICHELE CT ERIE PA 16504-2772	Class B	5.17%

MFS HERITAGE TRUST COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class B	50.54%

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	28.84%

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Class C	13.33%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class C	9.77%

NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Class C	8.54%

MFS HERITAGE TRUST COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class C	17.38%

MAC & CO 500 GRANT ST RM 151-1010 PITTSBURGH PA 15219-2502	Class I	91.86%

LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Class I	6.56%

L&S ELECTRIC INC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R1	56.55%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class R1	38.07%

Shareholder Name and Address	Class	Percentage Owned
MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R1	5.38%

ADVISOR TRUST, INC. 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R1	5.38%

LACKAWANNA CITY SD 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R1	5.38%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class R2	61.46%

CHARLES SCHWAB & CO INC 211 MAIN STREET SAN FRANCISCO CA 94105-1905	Class R2	38.54%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class R3	93.82%

MATRIX TRUST COMPANY 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R3	6.18%

ADVISOR TRUST, INC 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R3	6.05%

LOMBARD ELEM SD #44 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R3	6.05%

MASSACHUSETTS FINANCIAL SERVICES COMPANY 111 HUNTINGTON AVE BOSTON MA 02199-7632	Class R4	100.00%

STATE STREET BANK[1] 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	93.26%

MFS LIFETIME 2040 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	18.51%

MFS LIFETIME 2030 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	17.08%

Shareholder Name and Address	Class	Percentage Owned
MFS LIFETIME 2035 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	13.66%

MFS LIFETIME 2045 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	11.31%

MFS LIFETIME 2050 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	11.19%

MFS LIFETIME INCOME FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	7.80%

MFS LIFETIME 2025 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	7.24%

MFS LIFETIME 2055 FUND 200 NEWPORT AVENUE EXT NORTH QUINCY MA 02171-2102	Class R6	6.47%

[1]	State Street Bank is the record owner of shares of the Fund on behalf of certain investment companies advised by MFS.

To the best of the knowledge of the Fund, as of December 27, 2021, there were no shareholders of record that owned 25% or more of the Fund’s outstanding shares.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Fund Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person, virtually or by telephone. The expenses of the preparation of the proxy statement and related materials, including printing and delivery costs, and vote solicitation are borne by the Fund.

The Fund has engaged Computershare to provide solicitation and voting tabulation services. It is anticipated that the costs of these services will be approximately $3,632 and may increase substantially in the event that increased solicitation efforts are required.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in the remote Meeting should you decide to attend. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders and not the Fund. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

Persons holding shares as nominees will upon request be reimbursed by the Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before the Meeting, by a written revocation received by the Secretary of the Fund or by properly executing a later-dated proxy or by virtually attending the Meeting and voting virtually.

Shareholder Proposals. The Trust is a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may from time-to-time schedule special meetings of shareholders. Any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to MFS® Blended Research® Growth Equity Fund, c/o Christopher R. Bohane, Assistant Secretary, at 111 Huntington Avenue, 21st Floor, Boston, Massachusetts 02199, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question present remotely via virtual teleconference or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal. The Fund will pay the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Available Information

A copy of the Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by visiting the Fund’s website at mfs.com/openendfunds; by calling 1-800-225-2606; or by writing to MFS Service Center Inc., P.O. Box 219341, Kansas City, MO 64121.

Other Business

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named in the enclosed form of proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice To Banks, Broker-Dealers and Voting Trustees And Their Nominees.

Please advise MFS® Blended Research® Growth Equity Fund, in care of MFS Service Center, Inc., P.O. Box 219341, Kansas City, MO 64121, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

January 10, 2022

MFS® BLENDED RESEARCH® GROWTH EQUITY FUND, a series of

MFS SERIES TRUST X

111 Huntington Avenue

Boston, Massachusetts 02199

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
(until 10:00 a.m. Eastern Time
on March 7, 2022)

VOTE BY TELEPHONE
Call toll free:
1-800-337-3503
Follow the recorded instructions
available 24 hours
(until 10:00 a.m. Eastern Time
on March 7, 2022)

VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
(must be received
by 10:00 a.m. Eastern Time
on March 7, 2022)

VOTE AT THE VIRTUAL MEETING
at the following Website:
https://meetnow.global/MWFLDFZ
on March 7, 2022
at 10:00 a.m., Eastern Time.
To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card.

Please detach at perforation before mailing

PROXY	MFS® BLENDED RESEARCH GROWTH EQUITY FUND

A series of MFS® Series Trust X

111 Huntington Avenue, Boston, Massachusetts 02199

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 7, 2022

This proxy is solicited on behalf of the Board of Trustees of the Fund.

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Amanda S. Mooradian, Susan A. Pereira, and Matthew A. Stowe and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Fund, to be held virtually at the following Website: https://meetnow.global/MWFLDFZ on March 7, 2022 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present. Only the Fund’s shareholders of record on December 27, 2021 will be entitled to vote at the Fund’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MFS_32474_010322

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to be held on March 7, 2022.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-32474

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

Proposal YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1.

		FOR	AGAINST	ABSTAIN
1.	To approve reclassifying the diversification status of the Fund under the Investment Company Act of 1940 from diversified to non-diversified.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponements thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	MFS1 32474	xxxxxxxx

Hello, I am trying to reach < SH Full Name >. Is he/she available?
INTRO
If yes, confirm SH identity
My name is < First Name, Last name > and I am calling on a recorded line (from Georgeson, if applicable) regarding your investment in < Company / Specific Fund Name >.
< Use Alternate Scripting if appropriate >
Materials were sent to you regarding the upcoming shareholder meeting and at this time we have not received your vote. The Board is recommending a vote < recommendation >. Would you like to vote along with the recommendations of the Board?
If yes / If vote direction is given
If No / SH Declines to Vote
< Use Appropriate Rebuttal followed by> Would you like to vote along with the recommendations of the Board?
Vote direction is given
SH Declines to Vote after rebuttals
DUPES
If Households for same SH:
I see you have additional investments with < Fund Family / Company >. Would you like to vote the same way on those investments?
CONFIRMATION
Thank you. I am recording a < For / Against / Abstain > vote on your < Fund Family name / Company > investment(s) and will send a printed confirmation <for each> to < Registration Street address >.
For confirmation purposes, may I have your city, state and zip code?
< note: if SH declines, we can accept vote with correct zip or city >
For BEN CFS Shareholders Only:
Thank you. When you receive the confirmation, please feel free to call us at 1-866-962-7225 if you have any concerns about your telephone vote.
Thank you for your time and your vote. Have a great < day / evening >.
If Households for additional SHs:
Thank you. I see that < Other SH Name > also holds this investment. May I speak to them?
If yes
If no
WHO'S CALLING
Who's Calling? (prior to confirming SH)
My name is < First name, Last name > and I'm calling on a recorded line regarding the upcoming shareholder meeting for < Company / Fund Family Name >. Is < SH Full Name > available?
If yes
If a third party needs more info
We are just following up on some materials that were mailed to them. Is < SH Full Name > available?
Note: Look for other shareholders / JT TEN
If no
Is there a better time to reach them?
< If appropriate >
We can be reached at < Campaign Toll Free Number > and are available weekdays between 9am and 11pm EST and between noon and 6pm EST on Saturday.
Thank you for your time. Have a great < day / evening >.

Revised 10/31/16